UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): March 6, 2009

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2009, SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”) granted the following options (the “Options”) to purchase shares of the Company’s common stock under the Company’s 2005 Equity Incentive Plan at an exercise price per share equal to the closing price on the NASDAQ Global Market of a share of the Company’s common stock on March 6, 2009 to the executive officers and in the amounts set forth below:

Name	Title	Service-Based Vesting Share Amount	Performance- Based Vesting Share Amount
Friedhelm Blobel, Ph.D.	President and Chief Executive Officer	300,000	—
Hans P. Schmid	President and Managing Director, SPIL	250,000	125,000

Each Option has a term of ten years. Options subject to service based vesting are incentive stock options to the extent permitted under the regulations of the Internal Revenue Service and vest on the following schedule, assuming the recipient’s continued employment with the Company: 1/4 of the aggregate grant vests on March 6, 2010, with 1/36 of the remaining unvested shares vesting for each full month of employment thereafter. The Option that is subject to performance-based vesting is a nonstatutory option and vests based upon the achievement of written performance metrics approved by the Compensation Committee of the Board of Directors of the Company.

Item 8.01.	Other Events.

The disclosure contained under Item 5.02 hereof is incorporated by reference into Item 8.01 of this Current Report as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934, as amended.

Important Information/ Solicitation Participants Legend.

SciClone Pharmaceuticals, Inc. will file a proxy statement in connection with its 2009 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that SciClone files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to SciClone Pharmaceuticals, Inc., Attn: Investor Relations, 950 Tower Lane, Suite 900, Foster City, CA 94404, or from SciClone at www.sciclone.com.

SciClone, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the SciClone stockholders in connection with the 2009 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in SciClone’s proxy statement filed on May 5, 2008 for the 2008 annual meeting of stockholders. To the extent that holdings of SciClone securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of SciClone will be contained in the proxy statement referred to in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2009	SCICLONE PHARMACEUTICALS, INC.

	By:	/S/ GARY S. TITUS
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance